UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 16, 2012

HATTERAS FINANCIAL CORP.

(Exact name of registrant specified in its charter)

Maryland	1-34030	26-1141886
(State or Other Jurisdiction Of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

110 Oakwood Drive

Suite 340

Winston Salem, North Carolina 27103

(Address of principal executive offices, zip code)

Registrant’s telephone number, including area code: (336) 760-9347

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01.	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On August 16, 2012, Hatteras Financial Corp. (the “Company”) and Atlantic Capital Advisors LLC entered into a purchase agreement (the “Purchase Agreement”) with Wells Fargo Securities, LLC, Citigroup Global Markets Inc., UBS Securities LLC and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as representatives of the several underwriters named therein. Pursuant to the terms and conditions of the Purchase Agreement, the Company agreed to sell 10,000,000 shares of its 7.625% Series A Cumulative Redeemable Preferred Stock, par value $0.001 per share (“Series A Preferred Stock”) (not including the underwriters’ 30-day option to purchase up to an additional 1,500,000 shares of Series A Preferred Stock to cover overallotments, if any), at a public offering price of $25.00 per share.

The offering is expected to close on August 27, 2012. The Purchase Agreement contains customary representations, warranties and agreements of the Company, conditions to closing, indemnification rights and obligations of the parties and termination provisions.

The preceding description is qualified in its entirety by reference to the Purchase Agreement, a copy of which is included as Exhibit 1.1 hereto and is incorporated herein by reference.

ITEM 5.03.	AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS

On August 16, 2012, the Company filed Articles of Amendment to the Company’s Articles of Incorporation with the Maryland State Department of Assessments and Taxation increasing the number of authorized shares of preferred stock of the Company, par value $0.001 per share, from 10,000,000 to 25,000,000. The Articles of Amendment, which were effective upon filing, are included as Exhibit 3.1 hereto and are incorporated herein by reference.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits.

Exhibit No.	Description

1.1	Purchase Agreement, dated as of August 16, 2012, among Hatteras Financial Corp., Atlantic Capital Advisors LLC and Wells Fargo Securities, LLC, Citigroup Global Markets Inc., UBS Securities LLC and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as representatives of the underwriters named therein

3.1	Articles of Amendment of Hatteras Financial Corp.

5.1	Opinion of Hunton & Williams LLP regarding legality of the shares

8.1	Opinion of Hunton & Williams LLP regarding certain tax matters

23.1	Consent of Hunton & Williams LLP (included in Exhibit 5.1 and Exhibit 8.1)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HATTERAS FINANCIAL CORP.

	By:	/s/ Kenneth A. Steele
Kenneth A. Steele
Chief Financial Officer, Treasurer and Secretary

Dated: August 22, 2012

EXHIBIT INDEX

Exhibit No.	Description

1.1	Purchase Agreement, dated as of August 16, 2012, among Hatteras Financial Corp., Atlantic Capital Advisors LLC and Wells Fargo Securities, LLC, Citigroup Global Markets Inc., UBS Securities LLC and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as representatives of the underwriters named therein

3.1	Articles of Amendment of Hatteras Financial Corp.

5.1	Opinion of Hunton & Williams LLP regarding legality of the shares

8.1	Opinion of Hunton & Williams LLP regarding certain tax matters

23.1	Consent of Hunton & Williams LLP (included in Exhibit 5.1 and Exhibit 8.1)